General	12 Months Ended
Dec. 31, 2011
General
General
NOTE 1:-	GENERAL

a.
Alvarion Ltd. together with its worldwide subsidiaries ("the Company") is a provider of wireless broadband systems. The Company supplies top-tier carriers, Internet Service Providers ("ISPs") and private networks in vertical markets with solutions based on WiMAX, Wi-Fi and other wireless broadband technologies.

As for geographic markets and major customers, see Note 14.

b.	Acquisition of Wavion:

On November 23, 2011, the Company completed the acquisition of all of the outstanding shares of Wavion Inc. and its subsidiary (together "Wavion"), a technology leader in outdoor WiFi applications for metro and rural areas with deployments in more than 75 countries.  Wavion offers end-to-end solutions including access, backhaul, CPEs, management and service provisioning tools, and was acquired for for an aggregate consideration of $ 28,433. The total purchase price of Wavion was composed of the following:

Cash	$25,715
Earn out *)	2,718

Total purchase price	$28,433

*) The agreement stipulated for an Earn out based on performance milestones for up to an amount of $3,750. The performance milestone was for the period from acquisition date through December 31, 2011. The actual calculated Earn out amounted to $2,718 based on Wavion's result for the stipulated period and has been paid subsequent to the balance sheet date.

The acquired business provides a significant new market opportunity. The cash consideration was financed by a loan that we received from Silicon Valley Bank ("SVB") (see Note 10) . The Company believes that the acquisition of Wavion will enable the Company to expand our solutions and to become a multi-technology wireless broadband solution powerhouse.

Certain shareholders are entitled to $ 785 if they will complete a retention period as Wavion's employees. This amount was placed in escrow as an assurance for employees' undertaking to continue their employment with the Company. If an employee does not complete full term of retention, the amount in escrow related to him will be released to the Company. This amount will be recorded as compensation and not as part of the purchase price of Wavion. As of December 31, 2011 there is a short term and long term prepaid balance of $ 565 and $ 171 relating to this amount, which will be recorded as compensation expense on a straight line basis over the retention period.

The acquisition was accounted for by the acquisition method. The results of operations were included in the consolidated financial statements of the Company commencing November 23, 2011. The consideration for the acquisition was attributed to acquired net assets and assumed liabilities on the basis of their fair value, based on a valuation performed by an outsourced advisor which included a number of factors.

Identifiable intangible assets acquired included Customer relationships and Backlog which were valued using the income approach, and Technology which was valued using the income approach, specifically the "Relief From Royalty method".

The Company also assumed a liability related to Wavion's Officer Chief Scientist ("OCS") royalty bearing grant obligation. The liability was valued based on 100% of the outstanding obligation discounted based on a Market Participant interest rate.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed:

Cash	$1,097
Trade receivables	3,760
Other receivables and prepaid expenses	942
Current deferred tax assets	1,334
Inventories	1,436
Property and equipment	1,317
Long-term deferred tax assets	6,480
Other intangible assets	22,009
Goodwill	13,087

Total assets acquired	51,462

Trade payables	(3,553)
Accrued expenses and other liabilities	(3,532)
Other long-term liabilities	(4,943)
Severance pay	(203)
Long-term loan	(2,984)
Long-term deferred tax liabilities	(7,814)

Total liabilities assumed	(23,029)

Net assets acquired	$28,433

The excess of cost of acquisition over the fair value of net tangible and identifiable intangible assets on acquisition amounted to $13,087, and was allocated to goodwill, which is due to primarily the expected synergies.

As part of the acquisition the Company incurred certain acquisition related expenses in an aggregate amount of $1,122. These expenses, as well as other transaction related expenses, have been recorded as Acquisition related expenses in the statement of operation.

Below are certain unaudited pro forma combined statements of income data for the years ended December 31, 2010 and 2011, as if the acquisition had occurred January 1, 2010, after giving effect to purchase accounting adjustments, including amortization of identifiable intangible assets. This pro forma financial information is not necessarily indicative of the combined results that would have been attained had the acquisition taken place at the beginning of 2010, nor is it necessarily indicative of future results. The amounts of revenue and earnings of Wavion since the acquisition date included in the consolidated statement for the the year ended December 31, 2011 was $ 4,316 and $1,013, respectively.

	Year ended
	December 31,
	2010	2011
	Unaudited	Unaudited

Total revenues	$215,413	$208,456
Net loss	106,409	42,738

Net loss per share basic and diluted	$1.71	$0.69

c.	Acquisition of Clariton:

At the beginning of 2011, the Company acquired the intellectual property of Clariton Ltd., ("Clariton") for indoor wireless solution called Clariton's Distributed Antenna System (DAS) for no consideration. The Company also assumed Clariton's related OCS royalty bearing grant obligation, Clariton Networks.

d.
Alvarion Ltd. has wholly-owned active subsidiaries in the United States, France, Romania, Brazil,  Singapore, Mexico, Poland, Uruguay, Spain, South-Africa, Italy, Argentina,  India, Chile, Taiwan, Indonesia, Canda, Japan and the Philippines primarily engaged in marketing, pre-sales, sales and developing activities.

e.
Certain of the raw materials, components, and subassemblies included in the products manufactured by the Company's subcontractors, are obtained from and manufactured by a limited group of suppliers and manufaturers. Disruptions, shortages, termination of certain of these sources of supply, or termination of  manufacturing subcontractors agreements could occur and could negatively affect the Company's financial condition and results of operations.

f.	Discontinued operations of the Cellular Mobile Unit ("CMU"):

In September 2007, the Company converted convertible notes into LGC Wireless Inc. ("LGC") Common shares as part of an agreement to sell substantially all of the Company's assets and certain liabilities related to the Company's CMU, representing the majority of former interWAVE Communications International Ltd ("interWAVE") business. On November 30, 2007, ADC Telecommunication Inc. ("ADC"), a U.S. publicly traded company, completed its acquisition of LGC. As of December 31, 2008, the Company received approximately $ 16,100, out of which approximately $ 8,900 was received during 2008, in respect of the Common shares of LGC while an additional $ 1,000 was secured in escrow. During the year ended December 31, 2009 the Company received approximately $ 700 and the residual $ 300 represented all indemnification obligations, costs and expenses. The amount received of approximately $700 was recorded as additional proceeds in 2009 as "other income".

g.	Goodwill impairment:

In accordance with ASC 350 "Intangibles -  Goodwill and Others", the Company tests for goodwill impairment on an annual basis for its single reporting unit. The continuing global economic downturn during 2010 had negatively affected the Company and significantly reduced the Company's market capitalization. As a result of its impairment test, the Company determined that there would be no implied value attributable to its reporting unit's goodwill and fully impaired the recorded amount.

The Goodwill as of December 31, 2011 resulted from Wavion's acquisition.  See also Note 2j.